Exhibit 10.2

EXECUTION VERSION

CONFIRMATION AND AMENDMENT AGREEMENT

THIS CONFIRMATION AND AMENDMENT AGREEMENT is made on January 19, 2012 (the “Agreement”), by each of the undersigned parties hereto in favor of BANK OF AMERICA, N.A. (“Bank of America”), as Collateral Agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

BACKGROUND

A. Reference is made to that certain Second Amended and Restated Credit Agreement dated April 29, 2011, as amended by a First Amendment to Second Amended and Restated Credit Agreement, dated August 4, 2011, a Second Amendment to Second Amended and Restated Credit Agreement, dated October 28, 2011, and as supplemented by the Joinder to the Amended and Restated Credit Agreement and Credit Documents, dated August 1, 2011, the Joinder to the Amended and Restated Credit Agreement and Credit Documents, dated August 17, 2011 and the Joinder to Amended and Restated Credit Agreement and Credit Documents, dated January 3, 2012 (collectively, the “Joinders”), among StoneMor Operating LLC, a Delaware limited liability company (the “Operating Company”), each of the Subsidiaries of the Operating Company (together with the Operating Company, each individually a “Borrower” and collectively, the “Borrowers”), StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), StoneMor Partners L.P., a Delaware limited partnership (the “Partnership”, together with Operating Company, the Borrowers and the General Partner, each a “Credit Party” and collectively the “Credit Parties”), the lenders from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Existing Credit Agreement”).

B. Pursuant to the Existing Credit Agreement, various of the Credit Parties delivered to the Collateral Agent various security and collateral documents in favor of the Collateral Agent, including, without limitation: (i) that certain Amended and Restated Security Agreement, dated April 29, 2011, as amended by the Joinders (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Security Agreement”) among the Credit Parties in favor of the Collateral Agent, (ii) that certain Amended and Restated Pledge Agreement, dated April 29, 2011, as amended by the Joinders (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Pledge Agreement”) among the Credit Parties in favor of the Collateral Agent, and (iii) various Mortgages, each as supplemented, amended or modified from time to time, including, as to the Security Agreement and the Pledge Agreement, by the Joinders (the Security Agreement, the Pledge Agreement and Mortgages, together with any other agreements, instruments or documents that create a Lien in favor of the Collateral Agent, all as may be amended, restated, modified, extended, renewed, replaced or supplemented from time to time collectively the “Security Documents”).

C. In connection herewith, the parties to the Existing Credit Agreement are now amending and restating the Existing Credit Agreement pursuant to that certain Third Amended and Restated Credit Agreement, dated January 19, 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”).

D. The Security Documents secure the obligations of the Credit Parties to the Lenders under, inter alia, the Credit Agreement.

AGREEMENT

1. General Rule. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Security Agreement (as amended hereby).

2. Acknowledgement. Each Credit Party hereby acknowledges that each Security Document continues in full force and effect and relates to the obligations of such Credit Party under the Credit Agreement. Each Credit Party further (a) acknowledges that the Obligations of the Credit Parties under the Credit Agreement are secured obligations under the Security Agreement and each of the other Security Documents and (b) confirms its obligations under the Security Agreement and each of the other Security Documents. The Liens, grants, covenants and agreements set forth in the Security Documents are hereby made and granted to secure the obligations under the Credit Agreement as if the same were made or granted on the date hereof; and, each Credit Party hereby agrees that from the date hereof through the Termination Date, the Credit Parties shall comply with, and be subject to and bound by, each of the terms and provisions of the Credit Agreement.

3. Amendment and Restatement of Notice Provisions. The notice requirements of Section 10.1 of the Security Agreement and Article XX of the Pledge Agreement are hereby amended and restated to the extent necessary to conform all requirements and notice addresses thereunder with Section 11.02 of the Credit Agreement.

4. Amended and Restated Definitions. The following definitions in the Security Documents are hereby amended and restated as follows:

(a) “Credit Agreement.” All references in any of the Security Documents to the Existing Credit Agreement are hereby deemed to be references to the Credit Agreement, and all references in any of the Security Documents to any terms defined in the Existing Credit Agreement are hereby deemed to be references to terms defined in the Credit Agreement.

5. Amendments to Security Agreement. The following provisions of the Security Agreement are hereby amended as set forth below:

(a) In Recital (D), the phrase “, Acquisition Loans” is deleted.

6. Amendments to Pledge Agreement. The following provisions of the Pledge Agreement are hereby amended as set forth below:

(a) In Recital (D), the phrase “, Acquisition Loans” is deleted.

7. Ratification. Except as expressly modified hereby, all terms, conditions and provisions of each Security Document shall remain in full force and effect and are hereby ratified and confirmed by all parties hereto. Nothing contained herein constitutes an agreement or obligation by the Collateral Agent to grant any further amendments to the Security Documents. Each Credit Party hereby represents and warrants that each of the representations and warranties made by it in the Security Agreement and the Pledge Agreement are true and correct in all material respects as of the date hereof.

8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9. Governing Law. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement (except, as to any other Security Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the Commonwealth of Pennsylvania.

10. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

11. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by electronic means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation and Amendment Agreement to be duly executed as of the date first above written.

General Partner:

STONEMOR GP LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Partnership:

STONEMOR PARTNERS L.P. By: STONEMOR GP LLC, its General Partner

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Operating Company:

STONEMOR OPERATING LLC

By:	/s/ Paul Waimberg
Name:	Paul Waimberg
Title:	Vice President

Confirmation and Amendment Agreement

Credit Parties Signature Page

Additional Credit Parties

Alleghany Memorial Park Subsidiary, Inc.

Altavista Memorial Park Subsidiary, Inc.

Arlington Development Company

Augusta Memorial Park Perpetual Care Company

Bethel Cemetery Association

Beth Israel Cemetery Association of Woodbridge, New Jersey

Birchlawn Burial Park Subsidiary, Inc.

Cedar Hill Funeral Home, Inc.

Cemetery Investments Subsidiary, Inc.

Chapel Hill Associates, Inc.

Chapel Hill Funeral Home, Inc.

Clover Leaf Park Cemetery Association

Columbia Memorial Park Subsidiary, Inc.

Cornerstone Family Insurance Services, Inc.

Cornerstone Family Services of New Jersey, Inc.

Cornerstone Family Services of West Virginia Subsidiary, Inc.

Covenant Acquisition Subsidiary, Inc.

Covington Memorial Funeral Home, Inc.

Covington Memorial Gardens, Inc.

Crown Hill Cemetery Association

Eloise B. Kyper Funeral Home, Inc.

Forest Lawn Gardens, Inc.

Forest Lawn Memorial Chapel, Inc.

Forest Lawn Memory Gardens, Inc.

Glen Haven Memorial Park Subsidiary, Inc.

Henry Memorial Park Subsidiary, Inc.

Highland Memorial Park, Inc.

Hillside Memorial Park Association, Inc.

Kingwood Memorial Park Association

KIRIS Subsidiary, Inc.

Lakewood/Hamilton Cemetery Subsidiary, Inc.

Lakewood Memory Gardens South Subsidiary, Inc.

Laurel Hill Memorial Park Subsidiary, Inc.

Laurelwood Holding Company

Legacy Estates, Inc.

Locustwood Cemetery Association

Loewen [Virginia] Subsidiary, Inc.

Lorraine Park Cemetery Subsidiary, Inc.

Modern Park Development Subsidiary, Inc.

Northlawn Memorial Gardens

Oak Hill Cemetery Subsidiary, Inc.

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for

each of the above-named Credit Parties

Confirmation and Amendment Agreement

Credit Parties Signature Page

Ohio Cemetery Holdings, Inc.

Osiris Holding Finance Company

Osiris Holding of Maryland Subsidiary, Inc.

Osiris Holding of Rhode Island Subsidiary, Inc.

Osiris Management, Inc.

Osiris Telemarketing Corp.

Perpetual Gardens.Com, Inc.

Prince George Cemetery Corporation

PVD Acquisitions Subsidiary, Inc.

Rockbridge Memorial Gardens Subsidiary Company

Rose Lawn Cemeteries Subsidiary, Incorporated

Roselawn Development Subsidiary Corporation

Russell Memorial Cemetery Subsidiary, Inc.

SCI Puerto Rico Funeral and Cemetery Services, Inc.

Shenandoah Memorial Park Subsidiary, Inc.

Sierra View Memorial Park

Southern Memorial Sales Subsidiary, Inc.

Springhill Memory Gardens Subsidiary, Inc.

Star City Memorial Sales Subsidiary, Inc.

Stephen R. Haky Funeral Home, Inc.

Stitham Subsidiary, Incorporated

StoneMor Alabama Subsidiary, Inc.

StoneMor California, Inc.

StoneMor California Subsidiary, Inc.

StoneMor Georgia Subsidiary, Inc.

StoneMor Hawaii Subsidiary, Inc.

StoneMor North Carolina Funeral Services, Inc.

StoneMor Ohio Subsidiary, Inc.

StoneMor Tennessee Subsidiary, Inc.

StoneMor Washington, Inc.

Sunset Memorial Gardens Subsidiary, Inc.

Sunset Memorial Park Subsidiary, Inc.

Temple Hill Subsidiary Corporation

The Valhalla Cemetery Subsidiary Corporation

Virginia Memorial Service Subsidiary Corporation

W N C Subsidiary, Inc.

Wicomico Memorial Parks Subsidiary, Inc.

Willowbrook Management Corp.

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for

each of the above-named Credit Parties

Confirmation and Amendment Agreement

Credit Parties Signature Page

Alleghany Memorial Park LLC

Altavista Memorial Park LLC

Birchlawn Burial Park LLC

Cemetery Investments LLC

Cemetery Management Services, L.L.C.

Cemetery Management Services of Mid-Atlantic States, L.L.C.

Cemetery Management Services of Ohio, L.L.C.

CMS West LLC

CMS West Subsidiary LLC

Columbia Memorial Park LLC

Cornerstone Family Services of West Virginia LLC

Cornerstone Funeral and Cremation Services LLC

Covenant Acquisition LLC

Glen Haven Memorial Park LLC

Henlopen Memorial Park LLC

Henlopen Memorial Park Subsidiary LLC

Henry Memorial Park LLC

Juniata Memorial Park LLC

KIRIS LLC

Lakewood/Hamilton Cemetery LLC

Lakewood Memory Gardens South LLC

Laurel Hill Memorial Park LLC

Loewen [Virginia] LLC

Lorraine Park Cemetery LLC

Modern Park Development LLC

Oak Hill Cemetery LLC

Osiris Holding of Maryland LLC

Osiris Holding of Pennsylvania LLC

Osiris Holding of Rhode Island LLC

Plymouth Warehouse Facilities LLC

PVD Acquisitions LLC

Rockbridge Memorial Gardens LLC

Rolling Green Memorial Park LLC

Rose Lawn Cemeteries LLC

Roselawn Development LLC

Russell Memorial Cemetery LLC

Shenandoah Memorial Park LLC

Southern Memorial Sales LLC

Springhill Memory Gardens LLC

Star City Memorial Sales LLC

Stitham LLC

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for

each of the above-named Credit Parties

Confirmation and Amendment Agreement

Credit Parties Signature Page

StoneMor Alabama LLC

StoneMor Arkansas Subsidiary LLC

StoneMor Cemetery Products LLC

StoneMor Colorado LLC

StoneMor Colorado Subsidiary LLC

StoneMor Florida Subsidiary LLC

StoneMor Georgia LLC

StoneMor Hawaii LLC

StoneMor Hawaiian Joint Venture Group LLC

StoneMor Holding of Pennsylvania LLC

StoneMor Illinois LLC

StoneMor Illinois Subsidiary LLC

StoneMor Indiana LLC

StoneMor Indiana Subsidiary LLC

StoneMor Iowa LLC

StoneMor Iowa Subsidiary LLC

StoneMor Kansas LLC

StoneMor Kansas Subsidiary LLC

StoneMor Kentucky LLC

StoneMor Kentucky Subsidiary LLC

StoneMor Michigan LLC

StoneMor Michigan Subsidiary LLC

StoneMor Mississippi LLC

StoneMor Mississippi Subsidiary LLC

StoneMor Missouri LLC

StoneMor Missouri Subsidiary LLC

StoneMor North Carolina LLC

StoneMor North Carolina Subsidiary LLC

StoneMor Ohio LLC

StoneMor Oklahoma LLC

StoneMor Oklahoma Subsidiary LLC

StoneMor Oregon LLC

StoneMor Oregon Subsidiary LLC

StoneMor Pennsylvania LLC

StoneMor Pennsylvania Subsidiary LLC

StoneMor Puerto Rico LLC

StoneMor Puerto Rico Subsidiary LLC

StoneMor South Carolina LLC

StoneMor South Carolina Subsidiary LLC

StoneMor Washington Subsidiary LLC

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for

each of the above-named Credit Parties

Confirmation and Amendment Agreement

Credit Parties Signature Page

Sunset Memorial Gardens LLC

Sunset Memorial Park LLC

Temple Hill LLC

The Valhalla Cemetery Company LLC

Tioga County Memorial Gardens LLC

Virginia Memorial Service LLC

WNCI LLC

Wicomico Memorial Parks LLC

Woodlawn Memorial Park Subsidiary LLC

By:	/s/ Paul Waimberg

Paul Waimberg, as Vice President of Finance for

each of the above-named Credit Parties

Confirmation and Amendment Agreement

Credit Parties Signature Page

ACKNOWLEDGED:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Fani Davidson
Fani Davidson, Assistant Vice President

Acknowledgment to Confirmation and Amendment Agreement

Confirmation and Amendment Agreement

Credit Parties Signature Page